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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 13, 2005

                                   ----------

                            CENTERPOINT ENERGY, INC.
             (Exact name of registrant as specified in its charter)

            TEXAS                        1-31447                 74-0694415
(State or other jurisdiction    (Commission File Number)        (IRS Employer
      of incorporation)                                      Identification No.)


              1111 LOUISIANA
              HOUSTON, TEXAS                                         77002
 (Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (713) 207-1111

                                   ----------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

        On April 13, 2005, CenterPoint Energy, Inc. ("CenterPoint Energy") completed the sale of its nuclear generation assets, consisting of a 30.8% undivided interest in the South Texas Project Electric Generating Station, to Texas Genco LLC (formerly known as GC Power Acquisition LLC) for $700 million in cash. The sale was effected through the merger of CenterPoint Energy's wholly owned subsidiary, Texas Genco Holdings, Inc. ("Genco Holdings"), with a wholly owned subsidiary of Texas Genco LLC. As a result of the merger, Genco Holdings became a wholly owned subsidiary of Texas Genco LLC and CenterPoint Energy received $700 million in cash. CenterPoint Energy used the proceeds primarily to repay outstanding indebtedness. The merger was the second and final step of the transaction announced in July 2004 in which Texas Genco LLC, an entity owned by affiliates of The Blackstone Group, Hellman & Friedman LLC, Kohlberg Kravis Roberts & Co. L.P. and Texas Pacific Group, agreed to acquire Genco Holdings. In the first step of the transaction, involving the sale of Genco Holdings' fossil generation assets (coal, lignite and gas-fired plants), CenterPoint Energy received $2.231 billion in December 2004, which was used primarily to pay down debt. In 2004, CenterPoint Energy recorded a loss of $214 million related to the sale of Genco Holdings and recorded additional losses to offset subsequent earnings of Genco Holdings. CenterPoint Energy has continued to record additional losses in 2005 to offset Genco Holdings' 2005 earnings, however, no additional loss is expected as a result of completing the final step in the sale of Genco Holdings. For additional information regarding the merger, please refer to the press release attached to this report as Exhibit 99.1, which press release is incorporated by reference herein.

         The following exhibit is filed herewith:

         99.1 Press Release dated April 13, 2005.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               CENTERPOINT ENERGY, INC.



Date:  April 15, 2005                          By:  /s/ James S. Brian
                                                    ---------------------------
                                                    James S. Brian
                                                    Senior Vice President and
                                                    Chief Accounting Officer



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                                  EXHIBIT INDEX



EXHIBIT NUMBER             EXHIBIT DESCRIPTION
    99.1                   Press Release dated April 13, 2005.